Q3 2022 Results

Nasdaq Global Market: MTBC, MTBCP, MTBCO

CareCloud

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in our offshore offices in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our preferred stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing Covid-19 pandemic and the impact it may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Respond to changes in domestic and foreign business, market, financial, political and legal conditions; and
- Respond to other factors disclosed in this Quarterly Report on Form 10-Q or our other filings with the SEC.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including Adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for CareCloud Third Quarter 2022 Earnings Call



Mahmud Haq
Executive Chairman



A. Hadi Chaudhry
CEO and President



Bill Korn
Chief Financial Officer



Nathalie Garcia
Associate General Counsel



Hadi Chaudhry

CEO and President

Bookings & CareCloud Wellness


Recurring Bookings
Technology Driven Services & CareCloud Wellness
$7.1 million
Q1 2022
Q2 2022
Q3 2022
Technology Driven Services
CareCloud Force
CareCloud Wellness


Recurring Bookings
Technology Driven Services & CareCloud Wellness
$14 million
FY 2021
YTD 2022
Technology Driven Services
CareCloud Force
CareCloud Wellness

CareCloud Wellness


EHR
HYPERTENSION
DIABETES
HIGH CHOLESTEROL
OBESITY

Brand Recognition and Awareness

Best in KLAS – featured small practice ambulatory EMR/PM in 2022 – Considered the "Consumer Reports" for healthcare IT

Business.com – Best medical billing software for large practices

FeaturedCustomers – highest rated practice management software

SelectHub – Ranked top 10 billing software leaders by analyst ratings

Forbes Advisor – Reviewed as user friendly end-to-end solution for medical offices

EHR Guide – Reviewed as integrated PM and RCM solution



Bill Korn

Chief Financial Officer

CareCloud

Q3 2022 and YTD 2022 Highlights


Revenue
+4%
$33.7
$102.1
$106.3
Q3 2022
YTD 2021
YTD 2022
Net (loss) income
+$5.6
$1.1
($0.7)
$4.9
Q3 2022
YTD 2021
YTD 2022
Adjusted EBITDA
+3%
$4.8
$16.0
$16.6
Q3 2022
YTD 2021
YTD 2022
Adjusted net income
(8%)
$3.3
$13.5
$12.4
Q3 2022
YTD 2021
YTD 2022

$ in millions. Percent change reflects YTD 2021 to YTD 2022

See reconciliations of non-GAAP results in the Appendix

CareCloud

Capitalization as of November 1, 2022

	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Exchange / Ticker	Nasdaq: MTBC	Nasdaq: MTBCP	Nasdaq: MTBCO
Stock Price (1)	$3.93	$26.50	$24.99
Outstanding Shares (1)	15.2 million	4.5 million	1.3 million
Equity Value	$60 million	$120 million	$33 million
Share Structure / Terms	• Public Float: 9.9 M shares • Fully Diluted: 18.6 M shares • Insiders: ~35%	• Dividend: 11% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.00 per share at Company's option • Redemption value: $113M	• Dividend: 8.75% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.75 per share starting 2/2024, steps down to $25.00 by 2/2027 • Redemption value: $33 M

(1) Stock prices and shares as of November 1, 2022. Debt and cash as of September 30, 2022



CareCloud Enterprise Value
$ Millions
$200
$150
$100
$50
-
$60
$153
$0.6
$4.9
$208
Common Stock
Preferred Stock
Debt
Cash
Enterprise Value

Revenue Growth 2017 – 2021 plus 2022 Guidance


($ in millions)
2017-2022 CAGR: 35%
$31.8
$50.5
$64.4
$105.1
$139.6
$140-143
2017
2018
2019
2020
2021
2022 Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA Growth 2017 – 2021 plus 2022 Guidance


($ in millions)
2017-2022 CAGR: 59%
$2.3
$4.8
$8.1
$10.9
$22.1
$22-24
2017
2018
2019
2020
2021
2022
Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Analyst and Investor Day – December 12, 2022


CareCloud
Join us for CareCloud's
FINANCIAL ANALYST & INVESTOR DAY
Save the Date!
Monday, December 12, 2022
1:00 pm – 3:00 ET

Thank you!

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Bill Korn, CFO
bkorn@carecloud.com

Gene Mannheimer, Westwicke
carecloudIR@westwicke.com
417.753.2640

CareCloud

APPENDIX

Nasdaq Global Market: MTBC, MTBCP, MTBCO

CareCloud

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA	2017	2018	2019	2020	2021	YTD 2021	YTD 2022	Q3 2021	Q3 2022
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ 2,836**	**$ (686)**	**$ 4,933**	**$ 1,505**	**$ 1,056**
Provision (benefit) for income taxes	68	(157)	193	103	157	(20)	144	(232)	55
Net interest expense	1,307	250	121	446	440	264	281	87	82
Foreign exchange / other expense	(249)	(435)	827	71	241	167	359	70	523
Stock-based compensation expense	1,487	2,464	3,216	6,502	5,396	4,006	3,399	1,004	1,328
Depreciation and amortization	4,300	2,854	3,006	9,905	12,195	9,505	8,686	3,547	2,810
Transaction and integration costs	515	1,891	1,735	2,694	1,364	1,118	724	269	316
Net loss on leases, restructuring, impairment & unoccupied lease charges	276	-	219	963	2,005	1,664	928	424	307
Change in contingent consideration	152	73	(344)	(1,000)	(2,515)	-	(2,890)	-	(1,660)
Adjusted EBITDA	**$ 2,291**	**$ 4,802**	**$ 8,101**	**$ 10,871**	**$ 22,119**	**$ 16,018**	**$ 16,564**	**$ 6,674**	**$ 4,817**

($000s) Adjusted net income	2017	2018	2019	2020	2021	YTD 2021	YTD 2022	Q3 2021	Q3 2022
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ 2,836**	**$ (686)**	**$ 4,933**	**$ 1,505**	**$ 1,056**
Foreign exchange / other expense	(249)	(435)	827	71	241	167	359	70	523
Stock-based compensation expense	1,487	2,464	3,216	6,502	5,396	4,006	3,399	1,004	1,328
Amortization of purchased intangible assets	3,393	1,828	1,877	8,127	8,880	7,079	4,884	2,768	1,428
Transaction and integration costs	515	1,891	1,735	2,694	1,364	1,118	724	269	316
Net loss on leases, restructuring, impairment & unoccupied lease charges	276	-	219	963	2,005	1,664	928	424	307
Change in contingent consideration	152	73	(344)	(1,000)	(2,515)	-	(2,890)	-	(1,660)
Income tax expense (benefit) related to goodwill	27	(208)	80	(85)	290	140	61	13	35
Non-GAAP Adjusted Net Income	**$ 36**	**$ 3,475**	**$ 6,738**	**$ 8,459**	**$ 18,497**	**$ 13,488**	**$ 12,398**	**$ 6,053**	**$ 3,333**

CareCloud